UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2005

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2005, DaVita Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. To supplement our consolidated financial results presented in accordance with GAAP, for all periods presented, we have included non-GAAP measures of (a) operating cash flows and free cash flows, in each case, excluding the after-tax benefit of Medicare lab recoveries related to prior period services and excluding the tax benefit from stock option exercises and (b) free cash flow, (c) operating income excluding Medicare lab recoveries related to prior period services, and (d) total operating revenue excluding the Medicare lab recoveries related to prior period services. The company has also used consolidated EBITDA as defined in our existing senior notes indentures for purposes of calculating our debt leverage ratio. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current and historical financial performance and compliance with the financial covenants contained in our indentures and our senior secured credit agreement by excluding certain revenue and expenses that may not be indicative of our normal operating results. In addition, because we have historically reported certain non-GAAP financial measures in our financial results that exclude certain non-recurring expenses and Medicare lab recoveries for prior period services that result in unusual fluctuations in our operating performance, we believe the inclusion of these non-GAAP financial measures provides consistency and comparability in our financial reporting to prior periods for which these non-GAAP financial measures were previously reported. These non-GAAP financial measures should not be considered or used as a substitute for or superior to GAAP financial measures. Reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures are included in the attached press release.

The attached press release also contains forward-looking statements relating to our performance for 2005 and 2006. All statements that do not concern historical facts are forward-looking statements. These statements involve substantial known and unknown risks and uncertainties that could cause the actual results to differ materially from those described in the press release and in the Company’s SEC filings including its most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and it’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Company’s forward-looking statements are based on information currently available to us, and we undertake no obligation to update or revise these statements, whether as a result of changes in underlying factors, new information, future events or other developments.

The information contained in this Form 8-K (including Exhibit 99.1 attached hereto) shall be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 28, 2005, announcing the registrant’s financial results for the quarter and six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: July 28, 2005	By:	/s/ GARY W. BEIL
Gary W. Beil
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 28, 2005 announcing the registrant’s financial results for the quarter and six months ended June 30, 2005.